2Q09 Earnings Conference Call August 6, 2009 Exhibit 99.2

Summary
2Q09 Results
Loss before special items* of $31MM ($0.27/share)
Refining and Supply challenged by weak demand and rising
crude prices
Non-refining businesses improved to $78MM from $57MM in
1Q09 with strong contributions from Logistics and Coke
Strategic Actions
Continued to reduce costs through our business
improvement initiative
Completed the sale of the Tulsa refinery
Acquired Northeast Biofuels ethanol facility
Continue to focus on maintaining financial flexibility and
spending discipline
* For reconciliation to Total Income (Loss), see Slide 4.

Income (Loss) Before Special Items*, MM$
(59)
61
559
313
59
(31)
($150)
$0
$150
$300
$450
$600
$750
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Refining & Supply:
    Continuing operations (123)         27         398         146         14        (77)
    Discontinued Tulsa
      operations -              5           26           36           9          (6)
Non-Refining 84            47         140         156         57        78
Corp. & Net Fin.
(20)           (18)        (5)            (25)          (21)       (26)
Income (Loss), Before
  Special Items (59)           61         559         313         59        (31)
EPS (Diluted), Before
  Special Items
(0.50) 0.52 4.78 2.68 0.50 (0.27)
* For reconciliation to Total Income (Loss), see Slide 4.

Earnings Profile
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Income (Loss) (MM$ after tax):
   Refining & Supply
      Continuting Operations
(123)   27      398    146    14     (77)
      Discontinued Tulsa Operations
-         5        26     36     9       (6)
   Retail Marketing
26        - 72     103    6       10
   Chemicals
18      3        19     (4)      (4)      -
   Logistics
15      21      20     29     30     26
   Coke
25      23      29     28     25     42
   Corporate Expenses
(17)     (11)     2       (20)    (11)    (15)
   Net Financing Expenses & Other
(3)       (7)       (7)      (5)      (10)    (11)
     Income(Loss) Before Special Items
(59)     61      559    313    59     (31)
         Special Items
    - 21      (10)    (109) (47)    (24)
    Total Income (Loss)
(59)     82      549    204    12     (55)
EPS (Diluted), Income (Loss)
  Before Special Items
(0.50) 0.52   4.78   2.68   0.50   (0.27)
EPS (Diluted), Income (Loss)
(0.50) 0.70   4.70   1.74   0.10   (0.47)

Refining & Supply Summary* – 2Q09
2Q09 Loss from Continuing Operations $77MM
Rising crude costs and weak market conditions negatively
affected margins
Included $14MM after-tax write off associated with the
shutdown of the ethlyene complex at Marcus Hook.
Continued to operate at lower rates in light of market
conditions
Outlook
Market is expected to remain challenging with continued
economic weakness and additional global supply
Remain focused on optimizing our refining system to match
expected market demand
Toledo refinery turnaround early August through mid-
September
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 4.

Non-Refining Businesses Income* - 2Q09
Retail Marketing – Earnings of $10MM
Improved from 1Q09, but margins were limited by rising
wholesale prices and a weak demand environment
Chemicals – Breakeven
Some improvement from 1Q09, but ongoing demand
weakness due to economic conditions… expected to
continue in 3Q09
Logistics – Earnings of $26MM
Solid contribution from Sunoco Logistics Partners L.P.
(NYSE: SXL)… with continued crude storage gains
Coke – Earnings of $42MM
Improved earnings with better coke price realizations
Included a $6 million after-tax dividend from Brazilian
cokemaking operations
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 4.

2Q09 Cash Flow Before Debt*, MM$
(200)
(150)
(100)
(50)
-
50
100
150
Cash from
Operations
ex Working
Capital
Dividend
& Other
Capital
Expenditures
Net
Working
Capital
Net Cash Build
Before Debt
Activity
91
(73)
28
14
(193)
(23)
SXL**
Sunoco Ex-SXL = $14 net cash draw
*   For reconciliation to Consolidated Statement of Cash Flows, see Slide 17.
** Represents Sunoco Logistics Partners L.P. (NYSE: SXL) net cash build before debt activity.
Divestments
184
Tulsa

8 0.0 0.5 1.0 1.5 2.0 12/31/2008 3/31/2009 6/30/2009 SXL Sunoco 1.6 1.7 1.4 0.6 Liquidity*, B$ * Includes $0.2B, $0.2B and $0.1B at 12/31/08, 3/31/09 and 6/30/09 of cash and cash equivalents. 1.6

Net Debt-to-Capital Ratio, %
37%
42%
41%
* Proforma.
** Sunoco Revolver Covenant basis.  For calculation, see Slides 19 and 20.
12/31/08 3/31/09 6/30/09
Sunoco (ex-SXL)* 29% 33% 34%
SXL 53% 55% 50%
Consolidated** 37% 42% 41%
Sunoco Net Debt 1,179 1,424 1,437
SXL Net Debt
746 885 858
Total Net Debt, MM$ 1,925 2,309 2,295

10 Appendix

2Q09 Special Items, MM$ after tax
$(44) - Accrual for employee terminations and related costs in connection with the business improvement initiative, of
which $39MM after tax was attributable to a noncash
provision for pension and postretirement settlement and
curtailment losses
$20  - Net gain related to the divestment of the discontinued
Tulsa refining operations
$(24)

Key Margin Indicators
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Refining & Supply, $/B
      Realized Total R&S * 3.16 6.98 14.87 8.98 8.60 6.33 3.65
Retail Marketing, cpg
   Gasoline 11.1 7.4 18.7 22.9 15.0 6.4 7.0
   Distillate 17.0 11.3 14.1 25.8 17.1 24.5 12.0
Chemicals, cpp
   Phenol and Related 9.2 7.5 10.6 11.7 9.6 6.6 8.2
   Polypropylene 12.5 11.2 14.0 10.9 12.1 8.6 9.3
      Total Chemicals 10.6 9.1 12.0 11.2 10.7 7.7 8.7
Dated Brent Crude Oil, $/B 96.90 121.38 114.78 54.91 96.99 44.40 58.79
Natural Gas, $/MMBTU 8.75 11.48 8.95 6.41 8.90 4.48 3.81
* Excludes discontinued Tulsa refining operations.

Realized Refining Margin vs. Benchmark, $/B
*   Excludes discontinued Tulsa refining operations.
** R&S Weighted
Benchmark. For calculation, see Slide 24.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Refining & Supply
Realized Margin * 3.16 6.98 14.87 8.98 8.60 6.33 3.65
Weighted Benchmark ** 5.61 10.74 12.58 6.60 8.88 6.71 7.05
Differential (2.45) (3.76) 2.29 2.38 (0.28) (0.38) (3.40)
Actual vs. Weighted Benchmark:
Crude (2.73) (5.45) 0.35 0.25 (1.60) 0.40 (0.82)
Product 0.28 1.69 1.94 2.13 1.32 (0.78) (2.58)
Differential (2.45) (3.76) 2.29 2.38 (0.28) (0.38) (3.40)

0.82
(0.25)
(0.40)
(0.35)
5.45
2.73
-4.00
0.00
4.00
8.00
12.00
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Crude Cost vs. Weighted Benchmark
(2.58)
(0.78)
2.13
1.94
1.69
0.28
-4.00
0.00
4.00
8.00
12.00
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Products vs. Weighted Benchmark
Refining Margin vs. Benchmark*, $/B
Total Refining & Supply (excluding Tulsa)
* R&S Weighted
Benchmark. For calculation, see Slide 24.
2Q09 Comments:
Negatively affected by timing impact
versus calendar-day benchmark in
the Northeast system
Quality differentials narrowed from
1Q09
Mid Continent contango market
structure deteriorated from 1Q09
2Q09 Comments:
Lag impact of product prices versus
benchmark in a rising crude
environment (primarily for non-
benchmark products)
Higher cost of fuel used in
operations (versus yield gains)

Key Volume Indicators - Refining & Supply
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Refining & Supply
Total Refining & Supply: *
Crude Throughputs, MB/D 699 687 726 715 707 627 644
% Capacity 85 83 88 87 86 76 78
Net Prod. Available for Sale, MB/D 771 764 808 799 786 689 720
Net Prod. Available for Sale, MMB 70 70 74 74 288 62 66

Key Volume Indicators – Non-Refining
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Gasoline Sales, MM gal 1,070 1,140 1,109 1,098 4,417 1,066 1,147
Middle Distillate Sales, MM gal
145 143 144 148 580 138 116
Total Sales, MM gal 1,215 1,283 1,253 1,246 4,997 1,204 1,263
Gasoline and Diesel Throughput 143 152 150 143 147 143 153
(Company-owned or leased outlets)
(M gal/Site/Month)
Merchandise Sales (M$/Store/Month) 77 86 90 81 83 78 92
Chemicals
Phenol and Related Sales, MM# 599 591 607 477 2,274 407 427
Polypropylene Sales, MM#
569 562 531 542 2,204 514 492
Other Sales, MM#
24 19 14 8 65 5 3
Total, MM# 1,192 1,172 1,152 1,027 4,543 926 922
Coke
Production, M tons:
United States 613 614 693 706 2,626 682 694
Brazil 388 404 408 381 1,581 280 282
Retail Marketing

2Q09 Cash Flow, MM$
SUN
SXL (ex SXL) Sunoco
Cash from Operations (ex Working Capital) 65 91 156
Working Capital (71) (73) (144)
Cash from Operations (6) 18 12
Cash from Investing Activities (Net)
(36) (12) (48)
Net Cash before Financing Activities (42) 6 (36)
SXL Equity Issuance 110 - 110
Dividends, Distributions & Other (18) (42) (60)
SXL Dividends to Sunoco (22) 22 -
Net Cash before Net Debt Activity 28 (14) 14
Net Debt Activity
(28) (125) (153)
Net Decrease in Cash & Cash Equivalents
- (139) (139)
2Q09

2009 YTD Cash Flow, MM$
SUN
SXL
(ex SXL)
Sunoco
Cash from Operations (ex Working Capital) 146 307 453
Working Capital (217) (327) (544)
Cash from Operations (71) (20) (91)
Cash from Investing Activities (Net)
(70) (201) (271)
Net Cash before Financing Activities (141) (221) (362)
SXL Equity Issuance 110 - 110
Dividends, Distributions & Other (36) (79) (115)
SXL Dividends to Sunoco (44) 44 -
Net Cash before Net Debt Activity (111) (256) (367)
Net Debt Activity
111 83 194
Net Decrease in Cash & Cash Equivalents
- (173)
(173)
2009 YTD

Financial Ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***   Capital excludes noncontrolling interests.
Proforma Proforma
  SUN    SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Debt 887         1,626       2,513       860         1,500      2,360
Plus: Debt Guarantees -              2             2             -             2             2
Less: Cash (2)            (204)        (206)        (2)            (65)          (67)
Net Debt 885         1,424       2,309       858         1,437      2,295
Equity* 714         2,834       2,834       849         2,821      2,821
SXL Noncontrolling Interest -              -              386         -             -             483
Capital 1,599       4,258       5,529       1,707      4,258      5,599
Net Debt / Capital (Sunoco
  Revolver Covenant Basis)** 55% 33% 42% 50% 34% 41%
Debt / Capital (GAAP Basis) *** 47% 46%
3/31/2009 6/30/2009

Financial Ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***   Capital excludes noncontrolling interests.
Proforma
SUN
SXL
(ex SXL)
Sunoco
Debt 748 1,415 2,163
Plus: Debt Guarantees - 2 2
Less: Cash (2) (238) (240)
Net Debt 746 1,179 1,925
Equity * 670 2,842 2,842
SXL Noncontrolling Interest - - 367
Capital 1,416 4,021 5,134
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** 53% 29% 37%
Debt / Capital (GAAP Basis) *** 43%
12/31/2008

Refining & Supply – Products Manufactured
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Total Refining & Supply *
Net Production, MB/D 771.4 763.7 808.3 798.6 785.6 689.1 720.2
Gasoline 49% 49% 48% 49% 49% 51% 51%
Middle Distillates 35% 38% 37% 36% 36% 34% 32%
Residual Fuel 7% 7% 7% 7% 7% 9% 9%
Petrochemicals 4% 5% 5% 4% 5% 3% 4%
Other 10% 6% 8% 9% 8% 8% 9%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5%

Refining & Supply - Gasoline and Distillate Production
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Total Refining & Supply *
Gasoline Production, MB/D 375.8 376.6 387.3 391.9 382.9 350.0 370.3
RFG 44% 45% 48% 47% 46% 46% 46%
Conventional 56% 55% 52% 53% 54% 54% 54%
Distillate Production, MB/D 266.7 288.2 300.4 286.0 285.4 233.4 229.5
On-Road Diesel Fuel 49% 55% 58% 53% 54% 47% 53%
Heating Oil / Off-Road Diesel 27% 21% 19% 25% 23% 30% 22%
Jet Fuel 21% 23% 21% 19% 21% 20% 23%
Kerosene/Other 3% 1% 2% 3% 2% 3% 2%

Income Tax Rate Reconciliation, MM$
2Q08 2Q09
Income (loss) from continuing operations
   before income tax expense (benefit) 134          (85)
Income tax expense (benefit) at U.S.
   statutory rate of 35% 47            (30)
Reduction in income taxes resulting from:
   Income attributable to noncontrolling
     (minority) interests* (9)            (12)
   Other (7)            (8)
Income tax expense (benefit)
  attributable to continuing operations 31            (50)
* No income tax expense is reflected in the consolidated statements of operations for partnership income attributable to noncontrolling (minority) interests.  Effective January 1, 2009, Sunoco adopted the provisions of Statement of Financial Accounting Standards No. 160, “Noncontrolling
Interests in Consolidated Financial Statements.” Prior periods have been restated.

Sunoco Refining Weighted Benchmark Margin, $/B
Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $1.00 for transportation
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 ULSD: Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Northeast 6-3-2-1
  at 80% weight
4.63      8.62      9.58      6.01      7.21      5.05        4.98
Toledo 4-3-1
  at 20% weight
0.98      2.12      3.00      0.59      1.67      1.66        2.07
R&S Weighted Benchmark
5.61      10.74    12.58    6.60      8.88      6.71        7.05
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09
Northeast 6-3-2-1
Value-Added Benchmark
5.78 10.78 11.98 7.52 9.01 6.32 6.23
Toledo 4-3-1
Benchmark
4.91 10.61 14.98 2.94 8.36 8.28 10.36

25 For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Bill Diebold (215) 977-6764

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Second Quarter 2009 earnings conference call held on August 6, 2009 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#17426549.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2008, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.